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                                                                    EXHIBIT 23.1


            [DELOITTE & TOUCHE LLP LOGO & LETTERHEAD APPEARS HERE]



INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Form 8-KA of First USA Paymentech, Inc. of our report on the consolidated financial statements of GENSAR Holdings Inc and subsidiaries dated June 13, 1996.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

October 18, 1996


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Deloitte Touche
Tohmatsu
International
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